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                                                                    EXHIBIT 10.2

                           WARRANT PURCHASE AGREEMENT

      This Warrant Purchase Agreement (the "Agreement") is made as of August 29, 2005 by and between ViaCell, Inc., a Delaware corporation (the "Company"), and Amgen Inc., a Delaware corporation ("Purchaser").

      The Company and Purchaser hereby confirm their respective agreements as follows:

      1.    AUTHORIZATION AND PURCHASE OF THE WARRANT.

            1.1 Authorization of the Warrant. The Company's Board of Directors has authorized the issuance by the Company and the sale to the Purchaser of a warrant (the "Warrant") to purchase an aggregate of up to Two Hundred Thousand (200,000) fully paid and nonassessable shares of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company, all as more fully described, and subject to the conditions set forth, below and in the form of Warrant annexed hereto as Exhibit 1.1. The shares of Common Stock issuable upon exercise of the Warrant are herein referred to as the "Warrant Shares"; and the Warrant and the Warrant Shares are sometimes herein together referred to as the "Securities."

            1.2 Purchase of Warrant. Subject to the terms and conditions set forth below and in the Warrant, the Company agrees to issue to Purchaser, and Purchaser hereby agrees to purchase from the Company, the Warrant in consideration for the rights granted to the Company under that certain Amendment No.1 to the Collaboration Agreement (the "Amendment") by and between the Company and Purchaser. A copy of the Amendment, in the form to be executed and delivered by each of the Purchaser and the Company on the Closing Date (as defined below), is annexed hereto as Exhibit 1.2.

      2.    THE CLOSING.

            Closing Date. The closing of the purchase and sale of the Warrant to Purchaser hereunder (the "Closing") shall be held at the offices of the Company, at 5:00 p.m. EST, on August 29, 2005, or at such other time and place as the Company and Purchaser mutually agree upon, orally or in writing (the "Closing Date"). On the Closing Date, the Company shall deliver to Purchaser the Warrant registered in the name of Purchaser.

      3.    CONDITIONS OF THE PURCHASER'S OBLIGATIONS AT CLOSING.

            The obligations of Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived by Purchaser:

            3.1 Representations and Warranties. The representations and warranties of the Company contained in Section 5 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing (except for representations and warranties that speak as of a specific date, which need only be true and correct as of such date).

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            3.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

            3.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required to be in effect as of the Closing in connection with the lawful issuance and sale of the Warrant pursuant to this Agreement shall be obtained and effective as of the Closing.

            3.4 Consents and Waivers. The Company shall have obtained any and all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement, including but not limited to the waiver of any rights of participation held by any other shareholder of the Company.

            3.5 Compliance Certificate. The President of the Company shall deliver to Purchaser at the Closing a certificate certifying that the conditions specified in Sections 3.1, 3.2, 3.3 and 3.4 have been fulfilled.

            3.6 Secretary's Certificate. The Secretary of the Company shall deliver to Purchaser at the Closing a certificate certifying as to (i) the incumbency of the Company's principal officers, and (ii) a copy of the resolutions of the Board of Directors of the Company, authorizing and approving all matters in connection with this Agreement and the Agreements (as defined herein) and the transactions contemplated hereby and thereby.

            3.7 Opinion of Company Counsel. Purchaser shall have received from Ropes & Gray LLP, counsel for the Company, an opinion, dated as of the Closing, in substantially the form of Exhibit 3.7.

            3.8 Amendment. The Company shall have executed and delivered the Amendment and such agreement shall be in full force and effect.

            3.9 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Purchaser, and the Purchaser shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

      4.    CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING.

            The obligations of the Company to Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived by Company:

            4.1 Representations and Warranties. The representations and warranties of Purchaser contained in Section 6 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing (except for representations and warranties that speak as of a specific date, which need only be true and correct as of such date).

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            4.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

            4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required to be in effect as of the Closing in connection with the lawful issuance and sale of the Warrant pursuant to this Agreement shall be obtained and effective as of the Closing.

            4.4 Amendment. The Purchaser shall have executed the Amendment and such agreement shall be in full force and effect.

      5.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

            The Company represents and warrants to Purchaser that, except as set forth on a Schedule of Exceptions attached hereto as Exhibit 5 (which schedule shall specifically identify the relevant subsection hereof modified thereby and the contents of which shall be deemed to be representations and warranties as if made hereunder):

            5.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")) has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the SEC Documents (hereinafter defined) and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business except where the failure to be so qualified would not have a material adverse effect upon the business, financial condition, properties or operations of the Company and its Subsidiaries, considered as one enterprise.

            5.2 Due Authorization; Consents. The Company has all requisite corporate power and has taken all requisite corporate action to execute and deliver each of this Agreement and the Warrant (collectively, the "Agreements"), to sell and issue the Securities and to carry out and perform all of its obligations hereunder and thereunder. Each of the Agreements has been duly authorized, executed and delivered on behalf of the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies. All consents, approvals and authorizations of, and registrations, qualifications and filings with, any federal or state governmental agency, authority or body, or any third party, required in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been obtained and are effective as of the Closing.

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            5.3 Validity of Securities. The Warrant, when sold against the consideration therefor as provided herein, will be validly authorized and issued, fully paid and nonassessable. The issuance and delivery of the Warrant is not subject to preemptive or any similar rights of the stockholders of the Company or any liens or encumbrances arising through the Company; and when the Warrant Shares are issued upon exercise and in accordance with the terms of the Warrant, they will be validly issued and outstanding, fully paid and nonassessable and free of any liens or encumbrances arising through the Company.

            5.4 SEC Documents; Financial Statements. Each of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, the Company's Notice of Annual Meeting of Stockholders and Proxy Statement dated April 29, 2005, and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, and all other documents, if any, filed or furnished by the Company since January 20, 2005 pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act;" collectively, the above documents shall be referred to hereinafter as the "SEC Documents"), as filed by the Company with the Securities and Exchange Commission (the "SEC") or incorporated by reference therein conforms in all material respects to the requirements of the Exchange Act, as applicable, and the rules, regulations and instructions of the SEC thereunder. Each of the SEC Documents, as of its respective date, contains no untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances in which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. Except as may be indicated in the notes to the Financial Statements, the Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position and operating results of the Company and its subsidiaries as of the dates, and for the periods, indicated therein.

            5.5 Non-Contravention. The execution and delivery of the Agreement, the issuance and sale of the Securities to be sold by the Company under this Agreement, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated hereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound, (ii) the charter, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation applicable to the Company or any Subsidiary or any ordinance or order of any court or governmental agency, arbitration panel or authority applicable to and specifically naming the Company or any Subsidiary or their respective properties, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound

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

or to which any of the property or assets of the Company or any Subsidiary is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the execution and delivery of the Agreements and the valid issuance and sale of the Securities to be sold pursuant to this Agreement, other than such as have been made or obtained, and except for any securities filings required to be made under federal or state securities laws.

            5.6 Liabilities. Except as set forth in the SEC Documents, the Company has no material indebtedness for borrowed money that the Company has directly or indirectly created, incurred, assumed, or guaranteed, or with respect to which the Company has otherwise become directly or indirectly liable.

            5.7 Capitalization. The capitalization of the Company as of August 29, 2005 is as set forth in the SEC Documents (excluding unvested options and treasury shares). The Company has not issued any capital stock since that date other than pursuant to (i) employee benefit plans disclosed in the SEC Documents, or (ii) outstanding warrants or options disclosed in the SEC Documents. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated by the SEC Documents, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company or any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, right of first refusal, registration right, or other similar right exists with respect to the Warrant or the issuance and sale thereof. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Warrant or the Warrant Shares upon the exercise of the Warrant. The Company owns the entire equity interest in each of its Subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as described in the SEC Documents. Except as disclosed in the SEC Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

            5.8 Legal Proceedings. There is no legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or of which the business or property of the Company or any Subsidiary is subject that is required to be disclosed in the SEC Documents and that is not disclosed in the SEC Documents.

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            5.9 No Violations. Neither the Company nor any Subsidiary is in
violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary, which violation, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the business or financial condition of the Company and its Subsidiaries, considered as one enterprise, or is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or by which the properties of the Company or any Subsidiary are bound, which would be reasonably likely to have a material adverse effect upon the business or financial condition operating results of the Company and its Subsidiaries, considered as one enterprise.

            5.10 Governmental Permits, Etc. Each of the Company and its Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted and as described in the SEC Documents except where the failure to currently possess could not reasonably be expected to have a material adverse effect upon the business or financial condition operating results of the Company and its Subsidiaries, considered as one enterprise.

            5.11 Title to Properties and Assets. Except as set forth in the SEC Documents, the Company has good and marketable title to the properties and assets that it owns held in each case subject to no lien of any kind except for liens for taxes that are not yet due and payable or, in the case of leased real property, easements and other rights or restrictions of record that do not materially impair the use or value of such property to the Company. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of the Company's knowledge, the Company holds valid leasehold interests in such assets free of any liens, encumbrances, security interests or claims of any party other than the lessors of such property and assets.

            5.12 Intellectual Property. Subject to the matters discussed under "Risk Factors" in the SEC Documents (i) each of the Company and its Subsidiaries owns or possesses sufficient rights to use all patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") described or referred to in the SEC Documents as owned by it or that are necessary for the conduct of its business as now conducted or as proposed to be conducted as described in the SEC Documents except where the failure to currently own or possess would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise, (ii) neither the Company nor any of its Subsidiaries has received any notice of, or has any knowledge of, any infringement of asserted rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a material adverse effect on the financial condition or business of the Company and its Subsidiaries considered as one enterprise and (iii) neither the Company nor any of its Subsidiaries has received any notice of any infringement of rights of a third party with

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respect to any Intellectual Property that, individually or in the aggregate, would have a material adverse effect upon the business, operating results or financial condition, operating results of the Company and its Subsidiaries, considered as one enterprise.

            5.13 No Infringement. Except as disclosed in the SEC Documents, to the best of the Company's knowledge, the Company has not violated or infringed, and is not currently violating or infringing, and the Company has not received any communications alleging that the Company (or any of its employees or consultants) has violated or infringed or, by conducting its business as proposed, would violate or infringe, any Intellectual Property of any other person or entity.

            5.14 Environmental Matters. During the period that the Company has owned or leased its properties and facilities, (a) there have been no disposals, releases or threatened releases of Hazardous Materials (as defined below) on, from or under such properties or facilities, (b) neither the Company nor, to the Company's knowledge, any third party, has used, generated, manufactured or stored on, under or about such properties or facilities or transported to or from such properties or facilities any Hazardous Materials. The Company has no knowledge of any presence, disposals, releases or threatened releases of Hazardous Materials on, from or under any of such properties or facilities, which may have occurred prior to the Company having taken possession of any of such properties or facilities. For purposes of this Agreement, the terms "disposal", "release", and "threatened release" shall have the definitions assigned thereto by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., as amended ("CERCLA"). For the purposes of this Section, "Hazardous Materials" shall mean any hazardous or toxic substance, material or waste which is regulated under, or defined as a "hazardous substance", "pollutant", "contaminant", "toxic chemical", "hazardous material", "toxic substance", or "hazardous chemical" under (1) CERCLA; (2) the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Section 11001 et seq.; (3) the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq.; (4) the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; (5) the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et seq.;
(6) regulations promulgated under any of the above statutes; or (7) any applicable state or local statute, ordinance, rule, or regulation that has a scope or purpose similar to those statutes identified above.

            5.15 No Material Adverse Change. Except as disclosed in the SEC Documents, since January 20, 2005, there has not been (i) any material adverse change in the financial condition or operating results of the Company and its Subsidiaries considered as one enterprise nor has any material adverse event occurred to the Company or its Subsidiaries, (ii) any material adverse event affecting the Company, (iii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as one enterprise, incurred by the Company or any Subsidiary, except obligations incurred in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, or (v) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has a material adverse effect on the condition (financial or otherwise), operating results, operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise.

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            5.16 Disclosure. No representation or warranty by the Company in this Agreement or in any statement or certificate signed by any officer of the Company furnished or to be furnished to the Purchaser pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they are made, not misleading.

            5.17 NASDAQ Compliance. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. National Market (the "Nasdaq National Market"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the SEC or the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating such registration or listing.

            5.18 Listing. The Company shall comply with all requirements of the National Association of Securities Dealers, Inc. with respect to the issuance of the Warrant Shares and the listing thereof on the Nasdaq National Market.

            5.19 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

            5.20 Confidential Information and Invention Assignment Agreements. Each employee, consultant and officer of the Company and each Subsidiary has executed an agreement with the Company or a Subsidiary, as applicable, regarding confidentiality and proprietary information. The Company is not aware that any of its or any Subsidiary's employees or consultants is in violation thereof, and the Company will use its best efforts to prevent any such violation.

      6.    REPRESENTATIONS AND WARRANTIES OF PURCHASER.

            Purchaser hereby represents and warrants to the Company as follows:

            6.1 Investment Experience. Purchaser is, and at the time it exercises the Warrant issued to it will be, an accredited investor within the meaning of Rule 501 under the Securities Act of 1933, as amended (the "Securities Act"). Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Securities. Purchaser has had the opportunity to ask questions and receive answers concerning the terms and conditions of its purchase of the Securities and to obtain any additional information from the Company that is necessary. Purchaser believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities.

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            6.2 Investment Intent. This Agreement is made with Purchaser in reliance upon Purchaser's representation to the Company, which by Purchaser's execution of this Agreement it hereby confirms that it is purchasing the Securities for investment for its own account, not as a nominee or agent, only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act and Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. Purchaser understands that the Securities have not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. By executing this Agreement, Purchaser further represents that, as of the date hereof, it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

            6.3 Authorization. The Purchaser has full power and authority to enter into this Agreement. The Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

            6.4 No Legal, Tax or Investment Advice. Purchaser understands that nothing in the Agreements or any other materials presented to Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

            6.5 Restricted Securities. The Purchaser understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale except as set forth in the Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

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      7.    RESTRICTIONS ON TRANSFER OF SECURITIES; REGISTRATION OF THE WARRANT
            SHARES; COMPLIANCE WITH THE SECURITIES ACT.

            7.1 Restrictions on Transferability Prior to Registration. The Securities shall not be offered, resold, pledged or otherwise transferred from Purchaser to a transferee other than in accordance with (i) the provisions of this Section 7 and (ii) in a transaction meeting the requirements of Rule 144 under the Securities Act ("Rule 144") or otherwise in accordance with the Securities Act and the applicable securities laws of any state of the United States or any other applicable jurisdiction. Purchaser will be required to notify any subsequent purchaser of any then existing resale restrictions as set forth above and to comply with the provisions of this Section 7.

            7.2 Restrictive Legends. Until the earlier of the first anniversary of the Closing Date or such time as the Registration Statement referred to in
Section 7.4 becomes effective or the Securities have been sold pursuant to a registration statement or an exemption from the registration requirements of the Securities Act, each certificate representing any of the Securities (or any other securities issued in respect of the Securities upon any stock split or stock dividend) shall (unless otherwise permitted by the provisions hereof) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable federal or state securities laws). Such legend shall be removed by delivery of substitute certificates without legend if such legend is not required for purposes of the Securities Act or this Agreement.

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF THE HOLDER HEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS, AND THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE (INCLUDING ANY FUTURE HOLDER) IS BOUND BY THE TERMS OF A WARRANT PURCHASE AGREEMENT BETWEEN THE ORIGINAL PURCHASER AND THE COMPANY (COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY).

            7.3 Any Subsequent Holder of the Warrant to Expressly Assume Obligations Hereunder; Purchaser's Ability to Transfer. Purchaser hereby covenants and agrees that from and after the date hereof, Purchaser may transfer (as defined in the Warrant) the Warrant only in accordance with the provisions of this Section 7 and only to a transferee (referred to herein as a "Holder" of the Warrant) who expressly and in writing agrees with Purchaser and the Company, at the time of such transfer, to assume all of the obligations of, and comply with all of the provisions applicable to, Purchaser under this Agreement and Holder under the Warrant.

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            7.4 Registration Procedures and Expenses.

                  (a) The Company shall:

                  (i) use its reasonable efforts to prepare and file with the
            SEC, within 30 days after the first exercise of the Warrant, a registration statement (the "Registration Statement") to enable the resale of the Warrant Shares by Purchaser from time to time through the automated quotation system of the Nasdaq National Market or in privately-negotiated transactions; provided that, the Company may delay the filing of the Registration Statement for a period not to exceed 90 days if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed and the Company has provided Purchaser with prior written notice in writing of such delay;

                  (ii) use its reasonable efforts to cause the Registration
            Statement to become effective within 90 days after the Registration Statement is filed by the Company;

                  (iii) use its reasonable efforts to prepare and file with the
            SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period not exceeding, with respect to Warrant Shares, the earlier of
            (i) the date on which Purchaser may sell all Warrant Shares then held by Purchaser without restriction by the volume limitations of Rule 144(e) of the Securities Act, or (ii) such time as all Warrant Shares acquired on exercise of the Warrant have been sold pursuant to a registration statement;

                  (iv) furnish to Purchaser with respect to the Warrant Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as Purchaser may reasonably request, in order to facilitate the public sale or other disposition (a "Disposition") of all or any of the Warrant Shares by Purchaser;

                  (v) file documents required of the Company for normal blue sky clearance in states specified in writing by Purchaser, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                  (vi) bear all Registration Expenses in connection with the procedures in paragraph (a) of this Section 7.4 and the registration of the Warrant Shares pursuant to the Registration Statement; "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including, without limitation, all registration and filing fees (including with respect to filings required to be made with the SEC); fees and expenses of compliance with securities or blue sky laws (including the reasonable fees and disbursements of counsel for the selling holders solely in connection with blue sky qualifications of the Warrant Shares); printing, messenger, telephone and delivery expenses; fees and disbursements of counsel for the Company and the sellers of the Warrant Shares; fees and disbursements of all independent certified public accountants of the Company; fees and expenses of other persons retained by the Company (including attorneys' fees); and all registration, filing and other fees and expenses associated with any NASD filing required to be made in connection with the Registration Statement. "Selling Expenses" shall mean all stock transfer taxes applicable to the Warrant Shares by reason of issuance or transfer in a name other than that in which the Warrant is registered, and all other expenses incurred by Purchaser relating to the Warrant Shares;

                  (vii) advise Purchaser, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

                  (viii) cause all Warrant Shares covered by the Registration
            Statement to be quoted on the NASDAQ national market or listed on each securities exchange on which similar securities issued by the Company are then listed.

                  (b) Purchaser shall furnish the Company such information regarding Purchaser, the Warrant Shares held by Purchaser and the intended method of disposition of such securities as shall be specifically required by the Securities Act and the rules and regulations promulgated thereunder to effect the registration of the Warrant Shares.

            7.5 Transfer of Warrant Shares After Registration; Suspension.

                  (a) Purchaser agrees that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding Purchaser or its plan of distribution.

                  (b) Except in the event that paragraph (c) below applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Warrant Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide Purchaser copies of any documents filed pursuant to
Section 7.5; and

(iii) inform Purchaser that the Company has complied with its obligations in
Section 7 (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify Purchaser to that effect, will use its reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify Purchaser pursuant to Section 7.5(c) hereof when the amendment has become effective).

                  (c) Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;
(iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to Purchaser (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, Purchaser will refrain from selling any Warrant Shares pursuant to the Registration Statement (a "Suspension") until Purchaser's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable within 30 business days after the delivery of a Suspension Notice to Purchaser. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to Purchaser, Purchaser shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 7.5(c). In addition to the foregoing, the Company may suspend the use of the of the Registration Statement for a period not to exceed 90 days in any 12 month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed and the Company has provided Purchaser with prior written notice in writing of such delay.

                  (d) Notwithstanding the foregoing paragraphs of this Section 7.5, Purchaser shall not be prohibited from selling Warrant Shares under the Registration Statement as a result of Suspensions on more than two occasions of not more than 30 days each in any twelve month period.

                  (e) Provided that a Suspension is not then in effect Purchaser may sell Warrant Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Warrant Shares.

            7.6 Indemnification. For the purpose of this Section 7.6:

                  (a) the term "Selling Stockholder" shall include Purchaser and any affiliate of Purchaser;

                  (b) the term "Registration Statement" shall include any final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.4; and

                  (c) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (i) The Company agrees to indemnify and hold harmless each
            Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, or (ii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Stockholder promptly as incurred for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply in all material respects with its covenants and agreements contained in
            Section 7 hereof respecting sale of the Warrant Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to Purchaser prior to the pertinent sale or sales by Purchaser.

                  (ii) Purchaser agrees to indemnify and hold harmless the
            Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement or any Prospectus if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of Purchaser specifically for use in preparation of the Registration Statement or any Prospectus, provided, however, that Purchaser need not indemnify any of the aforementioned indemnitees for such losses, claims, damages or liabilities arising from any statement or omission in any Prospectus that is corrected in any subsequent Prospectus if the subsequent Prospectus was furnished to the person or entity asserting the loss, claim, damage or liability. Purchaser will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such indemnifiable action, proceeding or claim; provided that Purchaser's obligation to indemnify the Company shall be limited to the net amount received by Purchaser from the sale of the Warrant Shares.

                  (iii) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.6, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7.6 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 7.6. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                  (iv) If the indemnification provided for in this Section 7.6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and Purchaser on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or a Purchaser on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and Purchaser agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), Purchaser shall not be required to contribute any amount in excess of the amount by which the net amount received by Purchaser from the sale of the Warrant Shares to which such loss relates exceeds the amount of any damages which Purchaser has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Purchaser' obligations in this subsection to contribute are several in proportion to their sales of Warrant Shares to which such loss relates and not joint.

                  (v) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.6, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 7.6 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 7.6, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section
            7.6 and further agree not to attempt to assert any such defense.

            7.7 Termination of Conditions and Obligations. The conditions precedent imposed by this Section 7 upon the transferability of the Warrant Shares shall cease and terminate as to any particular number of the Warrant Shares (i) when such Warrant Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Warrant Shares, or (ii) when such Warrant Shares are sold pursuant to Rule 144.

            7.8 Information Available. So long as the Registration Statement is effective covering the resale of Warrant Shares owned by Purchaser, the Company will furnish to Purchaser:

                  (a) as soon as practicable after it is available, one copy of
(i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) its Annual Report on Form 10-K and amendments, if any, and (iii) its Quarterly Reports on Form 10-Q and amendments, if any (the foregoing, in each case, excluding exhibits);

                  (b) upon the request of Purchaser, all exhibits excluded by the parenthetical to subparagraph (a) of this Section 7.8 as filed with the SEC and all other information that is made available to shareholders; and

                  (c) upon the request of Purchaser, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the request of Purchaser, will meet with Purchaser or a representative thereof at the Company's headquarters, or such other mutually agreed upon location, to discuss all information relevant for disclosure in the Registration Statement covering the Warrant Shares and will otherwise cooperate with any Purchaser conducting an investigation for the purpose of reducing or eliminating such Purchaser's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters.

      8.    COMPANY REPORTS FILED UNDER THE EXCHANGE ACT.

            With a view to making available to the Purchaser the benefits of Rule 144 and other rules or regulations of the SEC that may permit the Purchaser to sell Warrant Shares to the public without registration, the Company covenants and agrees to: (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the Closing; (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and (c) furnish to the Purchaser, so long as the Purchaser owns any Securities, forthwith upon request,
(i) a written statement by the

Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual report of the Company, and a copy of each quarterly and interim report of the Company filed since the filing of the most recent annual report of the Company, and (iii) such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the SEC that permits the selling of any such Securities without registration.

      9.    MISCELLANEOUS.

            9.1 Waivers and Amendments. The terms of this Agreement may be waived or amended only with the written consent of the Company and Purchaser.

            9.2 Governing Law. This Agreement and the Warrant shall each be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware without regard to conflict of laws.

            9.3 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Company or Purchaser and the Closing.

            9.4 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto (specifically including any person that becomes a Holder (as defined in the Warrant) of the Warrant through transfer thereof from the Purchaser in accordance with the terms of the Warrant). In the event of any merger, consolidation or acquisition involving the Company in which the Company is not the surviving entity, the Company's obligations hereunder and under the Warrant shall be expressly or by operation of law assumed by the surviving entity.

            9.5 Entire Agreement. The Agreements constitute the full and entire understanding and agreement between the parties with regard to the subject hereof; provided, however, that nothing in the Agreements shall be deemed to terminate or supersede the provisions of any confidentiality and disclosure agreements executed by the parties hereto prior to the date hereof, which agreements shall continue in full force and effect until terminated in accordance with their respective terms.

            9.6 Notices, etc. All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by facsimile, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed:

      if to Purchaser, at

                   Amgen Inc.
                   One Amgen Center Drive
                   Thousand Oaks, CA 91320-1789
                   Attention: Corporate Secretary
                   Fax: (805) 447-1010
      or

      if to the Company, at

                   ViaCell, Inc.
                   245 First Street
                   Cambridge, MA 02142
                   Attention: President
                   Fax:

      with a copy to

                   Ropes & Gray LLP
                   One International Place
                   Boston, MA 02110
                   Attention: Marc A. Rubenstein
                   Fax: 617-951-7050

or in any case at such other address as Purchaser or the Company shall have furnished to the other in writing.

            9.7 Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            9.8 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to Company or to the Purchaser, upon any breach or default of any party hereto under this Agreement, shall impair any such right, power or remedy of Company or the Purchaser nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach of default thereafter occurring; nor shall any waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Company or the Purchaser of any breach of default under this Agreement or any waiver on the part of Company or the Purchaser of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to Company or the Purchaser shall be cumulative and not alternative.

            9.9 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference and shall not, by themselves, determine the construction of this Agreement.

            9.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            9.11 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchaser and the Company will be entitled to specific performance under this Agreement and the Warrant. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

            9.12 Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

            9.13 Finder's Fee. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                            [signature page follows]

            IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement as of the date and year first above written.

VIACELL, INC.                                  AMGEN INC.

/s/ Marc D. Beer                               /s/ Scott J. Foraker
____________________________________           _________________________________
By: Marc D. Beer                               By: Scott J. Foraker, Esq.
Title: Chief Executive Officer                 Title: Vice President, Licensing

                 [Signature Page to Warrant Purchase Agreement]

                                                                     Exhibit 1.1

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF THE HOLDER HEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS, AND THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE (INCLUDING ANY FUTURE HOLDER) IS BOUND BY THE TERMS OF A WARRANT PURCHASE AGREEMENT BETWEEN THE ORIGINAL PURCHASER AND THE COMPANY (COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY).

             WARRANT TO PURCHASE 200,000 SHARES OF COMMON STOCK OF
                                  VIACELL, INC.

      This certifies that the holder hereof (the "Holder"), for value received, is entitled to purchase from ViaCell, Inc., a Delaware corporation (the "Company"), Two Hundred Thousand (200,000) fully paid and nonassessable shares (the "Warrant Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock"), at a price of $_____ per share (the "Stock Purchase Price") pursuant to that certain Warrant Purchase Agreement between the Company and Purchaser, dated as of August 29, 2005 (the "Warrant Purchase Agreement") at any time on or after the date the Company first administers a G-CSF Product (as defined in that certain Amendment No.1 to the Collaboration Agreement (the "Amendment") by and between the Company and Holder) in Phase II Clinical Trials (the "Vesting Date"), up to and including 5:00 p.m. (California time) on the Expiration Date (as defined below), upon (a) surrender to the Company at its principal offices at 245 First Street, Cambridge, Massachusetts 02142 (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Notice of Conversion attached hereto duly completed and signed, and (b) payment of the aggregate Stock Purchase Price for the Warrant Shares. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. "Expiration Date" shall mean August 29, 2012 (or, in the event that August 29, 2012 is not a business day, the next succeeding business day).

      This Warrant may be exercised as a whole or may be exercised in part or from time to time at any time after the Vesting Date.

      This Warrant is issued pursuant to, and subject of the provisions of, the Warrant Purchase Agreement and, by its acceptance of this Warrant, the Holder expressly agrees to comply with the provisions of the Warrant Purchase Agreement. Terms used but not defined in this Warrant shall have the respective meanings assigned to them in the Warrant Purchase Agreement, to which reference is hereby made.

                                  Exhibit 1.1-1

      This Warrant is subject to the following further terms and conditions:

      1.    EXERCISE.

            Exercise Procedure; Issuance of Certificates; Payment for Shares. This Warrant is exercisable at the option of the Holder at any time on or after the Vesting Date and prior to or on the Expiration Date for the Warrant Shares which may be purchased hereunder. The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Subject to the provisions of Section 2 hereof, certificates for the Warrant Shares so purchased, together with any other securities or property to which the Holder is entitled upon such exercise, shall be delivered to the Holder by the Company's transfer agent at the Company's expense within a reasonable time after the rights represented by this Warrant have been exercised. Each stock certificate so delivered shall be in such denominations of Warrant Shares as may be requested by the Holder and shall be registered in the name of the Holder.

            If the Warrant shall be converted for less than the total number of shares of Warrant Shares then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Shares purchasable hereunder upon the same terms and conditions set forth herein. If this Warrant is converted, as a whole or in part, after the occurrence of an event as to which Section 3.8 is applicable, the Holder shall receive the consideration contemplated by Section 3.8 in lieu of Common Stock of the Company.

      2.    SHARES TO BE FULLY PAID; RESERVATION OF SHARES.

            The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all preemptive or any similar rights of any stockholder of the Company and free of any liens or encumbrances arising through the Company, other than restrictions of transfer under the Warrant Purchase Agreement, this Warrant and applicable state and federal securities laws. The Company further covenants and agrees that during the period within which this Warrant may be exercised the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of this Warrant, a sufficient number of authorized but unissued shares of Common Stock, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which the Common Stock is listed.

      3.    ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF WARRANT SHARES
            ISSUABLE.

            The Stock Purchase Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 3.

                                  Exhibit 1.1-2

            3.1 Adjustment for Change in Capital Stock. If the Company: (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock; (ii) subdivides its outstanding shares of Common Stock into a greater number of shares; or (iii) combines its outstanding shares of Common Stock into a smaller number of shares; then the Stock Purchase Price in effect immediately prior to such action shall then be adjusted in accordance with the formula:

             E(1) = E x O/A

 where:

             E(1) = the adjusted Stock Purchase Price.

             E    = the current Stock Purchase Price.

             O    = the number of shares of Common Stock outstanding prior to such action.

             A    = the number of shares of Common Stock outstanding immediately after such action.

            (a) In the case of a dividend or distribution the adjustment shall become effective immediately after the record date for determination of holders of shares of Common Stock entitled to receive such dividend or distribution, and in the case of a subdivision or combination, the adjustment shall become effective immediately after the effective date of such corporate action.

            (b) If after an adjustment the Holder of the Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Stock Purchase Price between the classes of capital stock. After such allocation, the exercise privilege, the number of shares issuable upon such exercise, and the Stock Purchase Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this
Section 3.

            (c) Such adjustment shall be made successively whenever any event listed above shall occur.

                                  Exhibit 1.1-3

            3.2 Adjustment for Rights Issue. If the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them at any time after the record date mentioned below to purchase shares of Common Stock at a price per share less than the Fair Market Value (as defined in Section 3.4) per share of Common Stock on that record date, the Stock Purchase Price shall be adjusted in accordance with the formula:

    E(1)  = E x (O + (N x P)/M)/(O + N)

where:

    E(1)  = the adjusted Stock Purchase Price.

    E     = the current Stock Purchase Price.

    O     = the number of shares of Common Stock outstanding on the record date.

    N     = the number of additional shares of Common Stock issuable upon exercise of the rights, options or warrants offered.

    P     = the exercise price per share of the additional shares issuable upon exercise of the rights, options or warrants.

    M     = the Fair Market Value per share of Common Stock on the record date.

The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Stock Purchase Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

            3.3 Adjustment for Other Distributions. If the Company distributes to all holders of its Common Stock any of its assets (including but not limited to cash and securities), the Stock Purchase Price shall be adjusted in accordance with the formula:

   E(1) = E x (M - F)/M

where:

   E(1) = the adjusted Stock Purchase Price.

   E    = the current Stock Purchase Price.

                                  Exhibit 1.1-4

   M = the Fair Market Value per share of Common Stock on the record date mentioned below.

   F = the fair market value on the record date of the assets, debt securities, capital stock or rights or warrants applicable to one share of Common Stock. The Board of Directors shall determine the fair market value.

The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

      This subsection does not apply to non-extraordinary quarterly cash dividends distributed to all holders of Common Stock.

            3.4 Fair Market Value. As used in this Agreement, the "Fair Market Value" per share of Common Stock on any date is (i) if the Common Stock is not at the time of such determination publicly traded, the fair market value as determined in good faith by the Board of Directors of the Company or (ii) if the Common Stock is at the time of such determination publicly traded, the market price of the Common Stock (the market price determined, for any date, as the average of the closing prices of the Common Stock on the Nasdaq National Market (or such other principal securities exchange or automated quotation system upon which the Common Stock may then be listed for public trading) for the five immediately preceding trading days on such exchange.

            3.5 When Adjustments May Be Deferred. No adjustment in the Stock Purchase Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Stock Purchase Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

            3.6 No Adjustment Required. No adjustment need be made for a transaction referred to in subsections 3.1 through 3.3 if:

            (a) Warrant holders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis on which holders of Common Stock participate in the transaction. Further, no adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest; or

            (b) there is a change in the par value or no par value of the Common Stock; or

            (c) the Company distributes or issues rights to all holders of its Common Stock pursuant to a stockholder rights plan, provided that, upon exercise of the Warrant, each holder thereof receives the same type and number of unexpired rights it would have received (as adjusted for any event described in Section 3.1 or 3.8) had it exercised its Warrant, and been a holder of the Warrant Shares issuable upon exercise thereof, prior to the record date for such distribution or issuance; or

                                  Exhibit 1.1-5

            (d) the Warrant becomes convertible into cash, no adjustment need be made thereafter as to the cash and interest will not accrue on the cash.

            3.7 Notice of Adjustment. Whenever the Stock Purchase Price is adjusted, the Company shall provide the notices required by Section 8 hereof.

            3.8 Reorganization of Company. If any reclassification of the Common Stock of the Company or any consolidation or merger of the Company with another entity, or the sale or lease of all or substantially all of the Company's assets to another entity shall be effected in such a way that holders of the Common Stock of the Company shall be entitled to receive stock, securities or assets with respect to or in exchange for such Common Stock, then, as a condition precedent to such reclassification, consolidation, merger, sale or lease, lawful and adequate provisions shall be made whereby the Warrant holder shall thereafter have the right to purchase and receive upon the basis and the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable in such reclassification, consolidation, merger, sale or lease with respect to or in exchange for the number of shares of Common Stock purchasable and receivable upon the exercise of the rights represented hereby had such rights been exercised immediately prior thereto, and in any such case appropriate provision shall be made with respect to the rights and interests of the holders of the Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Stock Purchase Price and of the number of shares of Common Stock purchasable and receivable upon the exercise of the Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such reclassification, consolidation, merger, sale or lease, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such reclassification, consolidation or merger or the corporation purchasing or leasing such assets shall assume by a supplemental Warrant Agreement, executed and mailed or delivered to the holders of the Warrant at the last address thereof appearing on the books of Company, the obligation to deliver to such holders such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase.

            (a) If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement.

            (b) If this subsection 3.8 applies, subsections 3.1 through 3.3 do not apply.

            3.9 When Issuance or Payment May Be Deferred. In any case in which this Section 3 shall require that an adjustment in the Stock Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Stock Purchase Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 11; provided, however, that the Company shall deliver to

                                  Exhibit 1.1-6
such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

            3.10 Adjustment in Number of Shares. Upon each adjustment of the Stock Purchase Price pursuant to Section 3.1 or 3.2, the Warrant outstanding prior to the making of the adjustment in the Stock Purchase Price shall thereafter evidence the right to receive upon payment of the adjusted Stock Purchase Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

              N(1) = N x E/E(1)

where:

              N(1) = the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Stock Purchase Price.

              N    = the number of Warrant Shares previously issuable upon
                     exercise of a Warrant by payment of the Stock Purchase Price prior to adjustment.

              E(1) = the adjusted Stock Purchase Price.

              E    = the Stock Purchase Price prior to adjustment.

There shall be no adjustment in the number of shares of Common Stock that the Warrant evidences the right to receive in the case of any adjustment to the Stock Purchase Price pursuant to Section 3.3.

            3.11 Form of Warrant. Irrespective of any adjustments in the Stock Purchase Price or the number or kind of shares purchasable upon the exercise of the Warrant, any Warrant theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant initially issuable.

      4.    ISSUANCES AND TRANSFER TAXES.

            The issuance of certificates in the name of the Holder for the Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder of this Warrant for any issue tax in respect thereof. The Holder shall pay all stock transfer taxes, if any, in respect of any transfer of this Warrant or any Warrant Shares.

      5.    NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY.

            Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. Except for the adjustment to the Stock

                                  Exhibit 1.1-7

Purchase Price pursuant to Section 3.1 hereof in the event of a dividend on the Common Stock payable in shares of Common Stock, no dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

      6.    RESTRICTIONS ON TRANSFERABILITY OF SECURITIES.

            6.1 Restrictions on Transfer of Warrant Shares. The Holder shall not sell Warrant Shares, either under a registration statement or otherwise, until after a 31 day period from the date of exercise of the Warrant Shares to be sold. The Warrant Shares shall not be transferable except upon the conditions specified in the Warrant Purchase Agreement.

            6.2 Transferees Bound by Warrant. Subject to compliance with the other provisions of this Section 6, the Holder may sell this Warrant or the Warrant Shares in accordance with applicable law; provided, however, that the transferee of such security shall be bound by all the terms and provisions of this Warrant and no sale shall be valid unless such transferee consents in writing to be bound by the terms of this Warrant.

            6.3 Transfers in Violation of Warrant. Any sale or attempted sale of this Warrant or the Warrant Shares in violation of any provision of this Warrant shall be void, and the Company shall not record such sale on its books nor treat any purported transferee of such securities as the owner of such securities for any purpose.

      7.    MODIFICATION AND WAIVER.

            This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

      8.    NOTICES.

            All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by facsimile, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed:

      if to the Holder, at

            Amgen Inc.
            One Amgen Center Drive
            Thousand Oaks, CA 91320-1789
            Attention: Corporate Secretary
            Fax: (805) 447-1010

      or

                                  Exhibit 1.1-8
      if to the Company, at

            ViaCell, Inc.
            245 First Street
            Cambridge, MA 02142
            Attention: President
            Fax:

      With a copy to

            Ropes & Gray LLP
            One International Place
            Boston, MA 02110
            Attention: Marc A. Rubenstein
            Fax: 617-951-7050

or in any case at such other address as the Holder or the Company shall have furnished to the other in writing.

      9.    DESCRIPTIVE HEADINGS AND GOVERNING LAW.

            The descriptive headings of the Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware without regard to conflict of laws.

      10.   LOST WARRANTS OR STOCK CERTIFICATES.

            The Company represents and warrants to the Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity and, if requested, bond reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

      11.   FRACTIONAL SHARES.

            No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by (i) if the Common Stock is not at the time of such determination publicly traded, the fair market value as determined in good faith by the Board of Directors of the Company or (ii) if the Common Stock is at the time of such determination publicly traded, the market price of the Common Stock (the market price determined, for any date, as the average of the closing prices of the Common Stock on the Nasdaq National Market (or such other principal securities exchange or automated quotation system upon which the Common Stock may then be listed for public trading) for the five immediately preceding trading days on such exchange).

                                  Exhibit 1.1-9

      12.   NO IMPAIRMENT.

            The Company will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Warrant.

                                 Exhibit 1.1-10

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers, thereunto duly authorized this 29th day of August, 2005.

                                     VIACELL, INC.

                                     ___________________________________________
                                     By: Marc D. Beer
                                     Title: Chief Executive Officer

                           [Signature Page to Warrant]

                              NOTICE OF CONVERSION

      (To be signed only upon exercise of Warrant)

      To: ViaCell, Inc.

            The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _________________ shares of common stock, par value $0.01 per share, of ViaCell, Inc. (the "Company") and herewith makes payment therefor in cash by remitting $________ and requests that the certificates for such shares be issued in the name of, and delivered to,

_______________________________________________________________________________
_______________________________________________________________________________
whose address is ______________________________________________________________.

            Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Warrant.

            DATED:___________________

                                        AMGEN INC.

                                        _______________________________________
                                        By ____________________________________
                                        Title__________________________________

                                                                     Exhibit 1.2

                                    AMENDMENT

                                                                     Exhibit 3.7

                           OPINION OF COMPANY COUNSEL

      1. The Company is validly existing as a corporation and is in good standing under Delaware law and has the corporate power and authority to execute and deliver the Agreements and to perform its obligations thereunder. The Company is duly qualified as a foreign corporation authorized to do business in Massachusetts.

      2. The Company has duly authorized, executed and delivered the Agreements and the Agreements constitute valid and binding obligations of the Company enforceable against it in accordance with their terms.

      3. The Warrant Shares have been duly authorized and reserved for issuance by the Company and, when issued, sold and delivered in accordance with the terms of the Warrant, will be duly authorized and validly issued, fully paid and nonassessable.

      4. The execution and delivery by the Company of the Agreements and the issuance of the Warrant and the Warrant Shares thereunder, do not, and the performance by it of its obligations thereunder will not (i) violate any applicable law covered by this opinion or any court order, judgment or decree specifically naming the Company and known to us, (ii) result in a violation of or constitute a default under or breach of, or result in the creation of a lien or a right of acceleration under, any material agreements or instruments filed in connection with the SEC Documents or (iii) violate its Certificate of Incorporation or by-laws.

      5. Except for such post-closing filings as may be required after the date hereof under applicable federal and state securities laws, which filings will need to be made within the requisite period, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained by the Company in connection with the execution and delivery of the Agreements, or the performance by the Company of its obligations thereunder.

      6. Based on the representations of the Purchaser in the Purchase Agreement, the offer, issuance and sale of the Warrant (and the Warrant Shares issued upon due exercise thereof, if so issued to the Purchaser as of the date of this opinion) in the manner contemplated by the Purchase Agreement and the Warrant are exempt from the registration requirements of the Securities Act of 1933, as amended, and of the Massachusetts Uniform Securities Act.

      7. To our knowledge, no action, suit or proceeding to which the Company is a party is pending or is overtly threatened in writing against the Company that places in question the validity or enforceability of, or seeks to enjoin the performance of, the Agreements.

                                                                       Exhibit 5

                             SCHEDULE OF EXCEPTIONS

                                      NONE.